UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2023

The Simply Good Foods Company

(Exact name of registrant as specified in its charter)

Delaware	001-38115	82-1038121
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1225 17th Street, Suite 1000
Denver, CO 80202
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (303) 633-2840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMPL	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 25, 2023, Simply Good Foods USA, Inc., a wholly owned, indirect subsidiary of The Simply Good Foods Company (the “Administrative Borrower”), entered into that certain Repricing Amendment (the “Amendment”) to the Credit Agreement, dated as of July 7, 2017, among Conyers Park Acquisition Corp., Atkins Intermediate Holdings, LLC, the Administrative Borrower, the other Borrowers party thereto and Barclays Bank PLC, as administrative agent thereunder (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

The Amendment, among other things, (i) reduces the Applicable Rate applicable to the Initial Term Loans (as defined in the Credit Agreement) outstanding under the Credit Agreement immediately prior to the effective date of the Amendment, in the case of (x) SOFR-based Initial Term Loans from 3.25% to 2.50% and (y) ABR-based Initial Term Loans from 2.25% to 1.50%, (ii) resets the prepayment premium for the existing Initial Term Loans to apply to Repricing Transactions that occur within six months after the effective date of the Amendment, and (iii) extends the Term Maturity Date (as defined in the Credit Agreement) to March 17, 2027.

A copy of the Amendment is attached as Exhibit 10.1 and is incorporated herein by reference. The above description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Amendment is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Repricing Amendment, dated as of April 25, 2023, by and among Atkins Intermediate Holdings, LLC, a Delaware limited liability company, Conyers Park Acquisition Corp., a Delaware corporation, Simply Good Foods USA, Inc., a New York corporation, Atkins Nutritionals Holdings, Inc., a Delaware corporation, Atkins Nutritionals Holdings II, Inc., a Delaware corporation, NCP-ATK Holdings, Inc., a Delaware corporation, the other guarantors party thereto, the financial institutions party thereto as Consenting Lenders and the Replacement Lender and Barclays Bank PLC, as administrative agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 27, 2023	By:	/s/ Shaun P. Mara
		Name:	Shaun P. Mara
		Title:	Chief Financial Officer